Asset Retirement Obligation (Schedule Of ARO Activity) (Detail) (Asset Retirement Obligation Costs [Member], USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
Asset Retirement Obligation Costs [Member]
Beginning balance	$ 59,380	$ 56,849
Adjustment due to change in estimate of related costs	(5,391)	806
Accretion of liability	7,858	5,106
Liabilities settled	(5,802)	(3,323)
Foreign Currency	(1,834)	(58)
Ending balance	$ 54,211	$ 59,380